EXHIBIT 10.10

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “Amendment”), dated as of December 14, 2023, by and among STORE CAPITAL LLC, a Delaware limited liability company (the “Borrower”), KEYBANK NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) and each Lender party hereto (each a “Consenting Lender”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and each of the Lenders party thereto have entered into a certain Credit Agreement, dated as of February 3, 2023 (as amended by that certain Incremental Amendment No. 1, dated as of March 8, 2023, that certain Incremental Amendment No. 2, dated as of October 4, 2023, and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower desires to (a) increase the aggregate principal amount of Revolving Commitments and Term Loans permitted to be made pursuant to Incremental Facilities under the Existing Credit Agreement (the “Incremental Cap Increase”), and (b) incur Incremental Term Loans that mature earlier or will mature earlier than the latest maturity date of, and/or that have or will have a weighted average life to maturity shorter than, the existing Classes of Term Loans and Revolving Commitments under the Existing Credit Agreement (such earlier maturing Loans, “Future Incremental Term Loans”), in each case in accordance with and subject to the terms and conditions contained herein.

WHEREAS, (a) the approval of the Requisite Lenders under and as defined in the Existing Credit Agreement is required in order for the Borrower to effectuate the Incremental Cap Increase and (b) the approval of the Requisite Class Lenders of each Class is required in order for the Borrower to incur the Future Incremental Term Loans.

WHEREAS, (a) the Lenders party hereto, constituting the Requisite Lenders under the Existing Credit Agreement, are willing to consent to the Incremental Cap Increase and amend the Existing Credit Agreement as set forth herein to effectuate the foregoing, and (b) the Lenders party hereto, constituting the Requisite Class Lenders of each Class, are willing to consent to the incurrence of Future Incremental Term Loans that mature earlier or will mature earlier than the latest maturity date of, and/or that have or will have a weighted average life to maturity shorter than, such Class.

NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

|US-DOCS\146608723.9||

section 1.
Amendments to the Existing Credit Agreement. Pursuant to Section 13.6 of the Existing Credit Agreement, on and as of the Amendment Effective Date (as defined below):
(a)
To effectuate the Incremental Cap Increase, Section 2.17 of the Existing Credit Agreement is hereby amended by replacing the reference to “$2,500,000,000” therein with “$3,200,000,000”.
section 2.
Consent. Subject to the terms and conditions of this Amendment and in accordance with Section 2.17(c)(i) of the Existing Credit Agreement, the Lenders party hereto, constituting the Requisite Class Lenders of each Class, consent to the incurrence of the Future Incremental Term Loans that mature earlier or will mature earlier than the latest maturity date of, and/or that have or will have a weighted average life to maturity shorter than, such Class of Term Loans and Revolving Commitments under the Existing Credit Agreement; provided that all conditions precedent to the incurrence of Incremental Facilities (other than Section 2.17(c)(i) of the Existing Credit Agreement) are satisfied or waived in accordance with the Credit Agreement.
section 3.
Representations and Warranties. The Borrower and each Loan Party party hereto represents and warrants that as of the Amendment Effective Date:
(a)
all representations and warranties made or deemed made by the Borrower and any other Loan Party in any Loan Document to which such Loan Party is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement or waived or consented to by the Requisite Lenders in accordance with the provisions of Section 13.6 of the Credit Agreement;
(b)
The Borrower and each other Loan Party party hereto has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and the Credit Agreement as amended by this Amendment in accordance with the terms hereof and to consummate the transactions contemplated hereby. This Amendment has been duly executed and delivered by the duly authorized officers of the Borrower and each other Loan Party party hereto and is a legal, valid and binding obligation of each such Person enforceable against such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein and as may be limited by equitable principles generally (whether in a proceeding at law or in equity);
(c)
The execution, delivery and performance of this Amendment in accordance with the terms hereof and the borrowings and other extensions of credit under the Credit

Agreement as amended by this Amendment do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) in any material respect relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the certificate of formation or operating agreement of the Borrower or the organizational or governing documents of any Loan Party, or any material indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the other Lender Parties;
(d)
No suit, action, investigation or proceeding, pending or threatened, in any court or before any arbitrator or governmental authority has been instituted that purports to affect the Borrower or its Subsidiaries or the transaction contemplated hereby or that could reasonably be expected to have a Material Adverse Effect on the Borrower or the Loan Parties or the transaction contemplated herein or on the ability of the Borrower or the Loan Parties to perform their obligations under this Amendment, the Credit Agreement as amended by this Amendment or the other Loan Documents to which it is a party; and
(e)
no Default or Event of Default has occurred and is continuing or would result after giving effect to this Amendment.
section 4.
Conditions to Effectiveness on Amendment Effective Date. This Amendment shall become effective on and as of the Business Day on which the following conditions shall have been satisfied (such date, the “Amendment Effective Date”):
(a)
the Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Lenders under the Existing Credit Agreement constituting the Requisite Lenders, and the Lenders under the Existing Credit Agreement constituting the Requisite Class Lenders of each Class;
(b)
the representations and warranties contained in Section 3 hereof shall be true and correct in all material respects as of the Amendment Effective Date (without duplication of any materiality qualifier contained therein);
(c)
no Default or Event of Default shall exist and be continuing immediately after giving effect to this Amendment; and
(d)
the Borrower shall have delivered to Administrative Agent an officer’s certificate, in form and substance reasonably acceptable to Administrative Agent, certifying that the conditions set forth in Section 4(b) and Section 4(c) have been satisfied.
section 5.
Costs, Expenses. As provided in Section 13.2 of the Existing Credit Agreement, the Borrower agrees to reimburse Administrative Agent for all reasonable and documented out-of-pocket costs and expenses, including legal costs, in connection with the preparation, negotiation, execution and delivery of this Amendment.

section 6.
Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document. If the Administrative Agent agrees, in its sole discretion, to accept delivery by telecopy or PDF of an executed counterpart of a signature page of this Amendment, such delivery will be valid and effective as delivery of an original manually executed counterpart hereof for all purposes. If the Administrative Agent agrees, in its sole discretion, to accept any electronic signatures to this Amendment, the words “execution,” “signed,” and “signature,” and words of like import, in or referring to this Amendment so signed will be deemed to include electronic signatures and/or the keeping of records in electronic form, which will be of the same legal effect, validity and enforceability as a manually executed signature and/or the use of a paper-based recordkeeping system, to the extent and as provided for in any applicable law, including ESRA, E-SIGN, or any other state laws based on, or similar in effect to, such acts. The Administrative Agent and each other party hereto may rely on any such electronic signatures without further inquiry.
section 7.
Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. Each of the provisions set forth in Section 13.4(b) and Section 13.4(c) of the Existing Credit Agreement are incorporated by reference into this Amendment, mutatis mutandis, and shall have the same force and effect in respect of this Amendment as if set forth herein in full.
section 8.
WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, OR ANY OF THE LENDERS WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LENDERS, THE ADMINISTRATIVE AGENT AND THE BORROWER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE BORROWER, THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS OF ANY KIND OR NATURE RELATING TO ANY OF THE LOAN DOCUMENTS.
section 9.
No Modification; Reaffirmation.
(a)
Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Existing Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended or consented to hereby, the Existing Credit Agreement and other Loan Documents remain unmodified and in full force and effect. Each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Existing Credit Agreement in any other Loan Document shall mean and be a reference to the Existing Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document under the Credit Agreement and the other Loan Documents and, together with the other Loan Documents, constitute the entire agreement among the parties pertaining to the modification of the Loan Documents as herein provided and supersede any and all prior or contemporaneous agreements, promises and amendments relating to the subject matter hereof. To the extent any terms or provisions of this Amendment conflict with those of the Existing Credit Agreement or the other Loan Documents, the terms and provisions of this Amendment shall control.
(b)
Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party as amended and extended hereby and (ii) in the case of each Guarantor, ratifies and reaffirms its Guaranty of the Obligations as amended and extended hereby.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their authorized officers all as of the day and year first above written.

STORE CAPITAL LLC

By:_/s/ Chad Freed__________________
Name: Chad Freed
Title: Executive Vice President – General Counsel,

Chief Compliance Officer and Secretary

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:_/s/ James Komperda________________
Name: James Komperda
Title: Senior Vice President

TRUIST BANK, as a Consenting Lender

By:_/s/ Ryan Almond_________________
Name: Ryan Almond
Title: Director

KEYBANK NATIONAL ASSOCIATION, as a Consenting Lender

By:_/s/ James Komperda________________
Name: James Komperda
Title: Senior Vice President

Bank of America, N.A., as a Consenting Lender

By:_/s/ Dennis Kwan________________
Name: Dennis Kwan
Title: Senior Vice President

Morgan Stanley Bank, N.A., as a Consenting Lender

By:_/s/ Jack Kuhns________________
Name: Jack Kuhns
Title: Authorized Signatory

JP Morgan Chase Bank, N.A., as a Consenting Lender

By:_/s/ Mayank Sinha________________
Name: Mayank Sinha
Title: Executive Director

Capital One, NATIONAL ASSOCIATION, as a Consenting Lender

By:_/s/ Dennis Haydel________________
Name: Dennis Haydel
Title: Vice President

Citibank, N.a., as a Consenting Lender

By:_/s/ Christopher J. Albano____________
Name: Christopher J. Albano
Title: Authorized Signatory

Regions Bank, as a Consenting Lender

By:_/s/ Steve Hall________________
Name: Steve Hall
Title: Senior Vice President

Goldman Sachs Bank USA, as a Consenting Lender

By:_/s/ Jonathan Dworkin________________
Name: Jonathan Dworkin
Title: Authorized Signatory

The Bank of Nova Scotia, as a Consenting Lender

By:_/s/ Allisson Michaels van Dijkum_____
Name: Allison Michaels van Dijkum
Title: Managing Director

S&T Bank, as a Consenting Lender

By:_/s/ Sean Apicella________________
Name: Sean Apicella
Title: Senior Vice President